Exhibit 99.1

EXECUTION VERSION

OMNIBUS SUPPLEMENT

TO INDENTURE SUPPLEMENTS

This OMNIBUS SUPPLEMENT TO INDENTURE SUPPLEMENTS, dated as of September 10, 2019 (this “Supplement”), is entered into by and between ALLY MASTER OWNER TRUST, a Delaware statutory trust, as issuing entity (the “Issuing Entity”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”).

RECITALS:

WHEREAS, the Issuing Entity and the Indenture Trustee are parties to the Indenture, dated as of February 12, 2010 (as supplemented, amended or restated or otherwise modified from time to time, the “Master Indenture”), as supplemented by (a) the Series 2017-3 Indenture Supplement, dated as of June 28, 2017 (as supplemented, amended or restated or otherwise modified from time to time, the “Series 2017-3 Indenture Supplement”), (b) the Series 2018-1 Indenture Supplement, dated as of February 14, 2018 (as supplemented, amended or restated or otherwise modified from time to time, the “Series 2018-1 Indenture Supplement”), (c) the Series 2018-2 Indenture Supplement, dated as of May 30, 2018 (as supplemented, amended or restated or otherwise modified from time to time, the “Series 2018-2 Indenture Supplement”), (d) the Series 2018-3 Indenture Supplement, dated as of August 15, 2018 (as supplemented, amended or restated or otherwise modified from time to time, the “Series 2018-3 Indenture Supplement”), and (e) the Series 2018-4 Indenture Supplement, dated as of August 15, 2018 (as supplemented, amended or restated or otherwise modified from time to time, the “Series 2018-4 Indenture Supplement” and, together with the Series 2017-3 Indenture Supplement, the Series 2018-1 Indenture Supplement, the Series 2018-2 Indenture Supplement and the Series 2018-3 Indenture Supplement, the “Outstanding Indenture Supplements” and each, an “Outstanding Indenture Supplement”), each between the Issuing Entity and the Indenture Trustee (the Master Indenture as so supplemented by the Outstanding Indenture Supplements, the “Indenture”);

WHEREAS, Section 9.1(a)(v) of the Master Indenture permits the Issuing Entity and the Indenture Trustee to enter into indenture supplements to cure any ambiguity or to correct or supplement any provision therein or in any supplemental indenture which may be inconsistent with any other provision of the Master Indenture or in any supplemental indenture; and

WHEREAS, pursuant to Section 9.1 of the Master Indenture, the Issuing Entity and the Indenture Trustee shall execute and deliver this Supplement as of the Effective Date (as defined below).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

Omnibus Supplement to Indenture Supplements

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. Certain capitalized terms used but not otherwise defined herein have the respective meanings assigned such terms in the Indenture, and if not defined therein, in Part I of Appendix A to the Trust Sale and Servicing Agreement, dated as of February 12, 2010, among the Issuing Entity, Ally Wholesale Enterprises LLC, Ally Bank and Ally Financial Inc. (formerly GMAC Inc.).

ARTICLE II

AMENDMENTS

Section 2.1    Amendments to the Outstanding Indenture Supplements. As of the Effective Date, Section 2.01 of each Outstanding Indenture Supplement is hereby amended by adding the following definition of “Initial Subordination Factor” in its appropriate alphabetical order:

“Initial Subordination Factor: A fraction, expressed as a percentage, (i) the numerator of which is the Class E Note Initial Principal Balance and (ii) the denominator of which is the sum of the Class E Note Initial Principal Balance and the Initial Invested Amount.”

Section 2.2    Amendments to Series 2017-3 Indenture Supplement. As of the Effective Date, Section 2.01 of the Series 2017-3 Indenture Supplement is hereby amended as follows:

(a)    the definition of “Class E Invested Amount” is hereby amended by deleting the dollar amount “$81,394,827” in clause (a) where it appears therein and replacing it with the phrase “the Class E Note Initial Principal Balance”; and

(b)    the definition of “Subordination Factor” is hereby amended by deleting the percentage “12.25%” where it appears therein and replacing it with the phrase “the Initial Subordination Factor”.

Section 2.3    Amendments to Series 2018-1 Indenture Supplement. As of the Effective Date, Section 2.01 of the Series 2018-1 Indenture Supplement is hereby amended as follows:

(a)    the definition of “Class E Invested Amount” is hereby amended by deleting the dollar amount “$166,667,333” in clause (a) where it appears therein and replacing it with the phrase “the Class E Note Initial Principal Balance”; and

(b)    the definition of “Subordination Factor” is hereby amended by deleting the percentage “12.50%” where it appears therein and replacing it with the phrase “the Initial Subordination Factor”.

Section 2.4    Amendments to Series 2018-2 Indenture Supplement. As of the Effective Date, Section 2.01 of the Series 2018-2 Indenture Supplement is hereby amended as follows:

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(a)    the definition of “Class E Invested Amount” is hereby amended by deleting the dollar amount “$125,000,000” in clause (a) where it appears therein and replacing it with the phrase “the Class E Note Initial Principal Balance”; and

(b)    the definition of “Subordination Factor” is hereby amended by deleting the percentage “12.50%” where it appears therein and replacing it with the phrase “the Initial Subordination Factor”.

Section 2.5    Amendments to Series 2018-3 Indenture Supplement. As of the Effective Date, Section 2.01 of the Series 2018-3 Indenture Supplement is hereby amended as follows:

(a)    the definition of “Class E Invested Amount” is hereby amended by deleting the dollar amount “$66,667,333” in clause (a) where it appears therein and replacing it with the phrase “the Class E Note Initial Principal Balance”; and

(b)    the definition of “Subordination Factor” is hereby amended by deleting the percentage “12.50%” where it appears therein and replacing it with the phrase “the Initial Subordination Factor”.

Section 2.6    Amendments to Series 2018-4 Indenture Supplement. As of the Effective Date, Section 2.01 of the Series 2018-4 Indenture Supplement is hereby amended as follows:

(a)    the definition of “Class E Invested Amount” is hereby amended by deleting the dollar amount “$66,667,333” in clause (a) where it appears therein and replacing it with the phrase “the Class E Note Initial Principal Balance”; and

(b)    the definition of “Subordination Factor” is hereby amended by deleting the percentage “12.50%” where it appears therein and replacing it with the phrase “the Initial Subordination Factor”.

ARTICLE III

EFFECTIVE DATE

Section 3.1    Effective Date. Upon satisfaction of the following conditions, this Supplement shall become effective immediately (such date, the “Effective Date”) without further action by any party:

(a)    receipt by the Indenture Trustee of an Issuing Entity Order in accordance with Section 9.1(a) of the Master Indenture;

(b)    receipt by each party hereto of an executed counterpart of this Supplement from each other party hereto;

(c)    receipt by the Indenture Trustee of an Opinion of Counsel in accordance with Section 9.3 and Section 12.1(a) of the Master Indenture; and

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(d)    receipt by the Indenture Trustee of an Officer’s Certificate in accordance with Section 12.1(a) of the Master Indenture.

ARTICLE IV

MISCELLANEOUS

Section 4.1    Indenture Unaffected. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement is to be read, taken and construed as one and the same instrument. After the Effective Date, all references in the Basic Documents to any of the Outstanding Indenture Supplements or the Indenture shall mean such Outstanding Indenture Supplement or the Indenture, as applicable, as modified hereby. The rights, protections and indemnities provided to the Indenture Trustee under the Master Indenture shall apply to any action (or inaction) of the Indenture Trustee in connection herewith, including in connection with the execution and delivery of this Supplement.

Section 4.2    Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.3    Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.4    Severability. In case any provision in this Supplement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.5    Successors and Assigns.

(a)    All covenants and agreements of the Issuing Entity in this Supplement shall bind its successors and assigns, whether so expressed or not.

(b)    All covenants and agreements of the Indenture Trustee in this Supplement shall bind its successors and assigns, whether so expressed or not.

Section 4.6    Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all counterparts shall together constitute one and the same instrument.

Section 4.7    Indenture Trustee. Except for the Indenture Trustee’s execution, delivery and performance of its obligations pursuant to this Supplement, the Indenture Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuing Entity.

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Section 4.8    Limitation of Liability of Owner Trustee. It is expressly understood that (i) this Supplement has been executed by U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee on behalf of the Issuing Entity, (ii) each of the representations, undertakings and agreements herein or therein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the Issuing Entity, (iii) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant of the Issuing Entity either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances will U.S. Bank Trust National Association be personally liable for the payment of any obligation, indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Supplement. In addition, in no event shall the Owner Trustee have any responsibility to monitor compliance with or enforce compliance with the Regulation RR or other rules or regulations relating to risk retention. The Owner Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any noteholder, certificateholder, the Depositor, the Servicer or other person for violation of such rules now or hereinafter in effect. The Owner Trustee shall not be required to monitor, initiate or conduct any proceedings to enforce the obligations of the Trust, the Depositor, the Servicer or any other person with respect to any breach of representation or warranty under any Basic Document and the Owner Trustee shall not have any duty to conduct any investigation as to the occurrence of any condition requiring the repurchase or substitution of any Receivable by any person pursuant to any Basic Document. For the avoidance of doubt, the Owner Trustee shall not be responsible to evaluate the qualifications of any mediator or arbitrator, or be personally liable for paying the fees or expenses of any mediation or arbitration initiated by a Requesting Party, and under no circumstances shall the Owner Trustee be personally liable for any expenses allocated to the Requesting Party in any dispute resolution proceeding.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Issuing Entity and the Indenture Trustee have caused this Supplement to be duly executed by their respective duly authorized officers, all as of the day and year first written above.

ALLY MASTER OWNER TRUST,
as Issuing Entity

By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Mirtza J. Escobar
Name:	Mirtza J. Escobar
Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Indenture Trustee

By:	/s/ Kristen L. Puttin
Name:	Kristen L. Puttin
Title:	Vice President

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